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                                                                Exhibit 99(b)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   May 4, 1995
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                               BIKERS DREAM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          California                0-15501                      33-0140149
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)              Identification No.)

1420 Village Way, Santa Ana, California                              92705
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (714) 835-8464

HDL Communications, 3070 Bristol Street, Suite 650, Costa Mesa, California 92626
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 8.  CHANGE IN FISCAL YEAR.

         Effective May 4, 1995, the board of directors of Bikers Dream, Inc. (the "Company") approved the change of the Company's fiscal year from a September 30 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December
31. The report on Form 10-KSB for the fiscal year ended December 31, 1995 will be the form on which the report covering the transition period will be filed by the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 10, 1995                     BIKERS DREAM, INC.


                                        By: /s/ RICHARD E. KING, JR.
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                                           Richard E. King, Jr., Secretary